Financial Expenses (Income), Net - Schedule of Financial Income, Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Financial expenses:
Interest on loan	$ 169	$ 156
Foreign currency translation loss	957	902
Remeasurement of warrants	42,183	443
Others	17	32
Total financial expenses	43,326	1,533
Financial income:
Interest from deposits	1,887	1,848
Total financial income	1,887	1,848
Financial expenses (income), net	$ 41,439	$ (315)